Provisions	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Provisions
38 Provisions

	2019	2018
At January 1	320	210
Additional provisions	42	231
Disposals	(60)	(94)
Unused amounts reversed through the income statement	(3)	(1)
Used during the year	(90)	(34)
Net exchange differences	5	8
At December 31	214	320
Current	137	275
Non-current	77	45
The provisions as at December 31, 2019 mainly consist of litigation provisions of EUR 90 million (2018: EUR 198 million) mainly related to a settlement in the US relating to increases in monthly deduction rates on universal life products (refer to note 45 Commitments and contingencies), restructuring provisions of EUR 43 million (2018: EUR 30 million), provisions regarding fees payable upon purchase and surrender of unit-linked policies in the Polish Life Insurance portfolio of EUR 14 million (2018: EUR 17 million) and other provisions of EUR 66 million (2018: EUR 76 million) including the remaining provision related to the harbor workers’ former pension fund Optas.